                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-2151
                  --------------------------------------------

                         BANCROFT CONVERTIBLE FUND, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               65 Madison Avenue, Morristown, New Jersey 07960-7308
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Thomas H. Dinsmore
                         BANCROFT CONVERTIBLE FUND, INC.
                               65 Madison Avenue
                       Morristown, New Jersey 07960-7308
                     (Name and address of agent for service)

                                    Copy to:
                              Martha J. Hays, Esq.
                      Ballard Spahr Andrews & Ingersoll, LLP
                               1735 Market Street
                          Philadelphia, PA 19103-7599


        Registrant's telephone number, including area code: (973)631-1177

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------
--------------------------- BANCROFT CONVERTIBLE FUND --------------------------


                                     [LOGO]



                               2005 ANNUAL REPORT
                                OCTOBER 31, 2005

                               2005 ANNUAL REPORT
                                OCTOBER 31, 2005


BANCROFT CONVERTIBLE FUND, INC. OPERATES AS A CLOSED-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANY AND INVESTS PRIMARILY IN CONVERTIBLE SECURITIES, WITH THE OBJECTIVES OF PROVIDING INCOME AND THE POTENTIAL FOR CAPITAL APPRECIATION WHICH OBJECTIVES THE FUND CONSIDERS TO BE RELATIVELY EQUAL, OVER THE LONG-TERM, DUE TO THE NATURE OF THE SECURITIES IN WHICH IT INVESTS.


                                   HIGHLIGHTS


PERFORMANCE THROUGH OCTOBER 31, 2005 WITH DIVIDENDS REINVESTED

                                                   Calendar                    Cumulative
                                                     YTD       1 Year      5 Years     10 Years
                                                  ----------  ---------  -----------  ----------
Bancroft market price (a).....................     (4.38)%      1.27%       13.32%      129.13%
Bancroft net asset value (b)..................      1.55        6.68         7.91       118.37
Closed-end convertible fund average (b).......      1.43        7.61        17.29       106.30
S&P 500 Index (a).............................      1.05        8.72        (8.38)      144.21
Russell 2000 Index (a)........................      0.24       12.20        39.11       150.44
Lehman Aggregate Bond Total Return Index (b)..      1.02        1.13        35.81        84.63

PERFORMANCE DATA REPRESENT PAST RESULTS AND DO NOT REFLECT FUTURE PERFORMANCE.

(a) From Bloomberg L.P. pricing service.
(b) From Lipper, Inc. Closed-End Fund Performance Analysis, dated October 31, 2005.

--------------------------------------------------------------------------------

QUARTERLY HISTORY OF NAV AND MARKET PRICE

                     Net Asset Values         Market Prices(AMEX, symbol BCV)

 Qtr. Ended       High     Low      Close         High     Low      Close
------------     ------  -------   -------       ------  -------   -------
   Jan. 05       $21.24   $20.36   $20.77        $19.11   $18.08   $18.49
   Apr. 05        21.28    19.86    19.92         18.60    16.95    16.95
   Jul. 05        21.26    19.72    21.26         18.25    16.99    18.25
   Oct. 05        21.75    20.79    21.05         18.55    17.52    17.77

--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS (12 MONTHS)

    Record          Payment                      Capital      *Corporate
     Date            Date         Income          Gains        Deduction
  ----------      ----------    ----------     -----------   -------------
   12/03/04        12/28/04       $0.188           --              12%
    3/16/05         3/30/05        0.170           --              19
    6/15/05         6/29/05        0.170           --              19
    9/15/05         9/29/05        0.170           --              19
                                ----------
                                  $0.698
                                ==========
*Percentage of each ordinary income distribution qualifying for the corporate dividend received tax deduction.

B A N C R O F T   C O N V E R T I B L E   F U N D
--------------------------------------------------------------------------------
To Our Shareholders ------------------------------------------------------------

December 9, 2005

        The year is ending with substantially good economic news. In China and India it has been estimated that 25 million people are moving up to middle class every year. These are people moving to indoor plumbing, electricity and standard appliances from homes that had few or none of these things. It also means that they need commodities like copper and oil in ever growing quantities. This has provided the difference that has moved the energy markets from the glut of a decade ago to the tight market and higher prices of today.

        In the U.S., economic and productivity growth have been better than expected. Importantly, the consumer appears to be in very good fiscal health. According to economist Ed Yardeni, the Federal Reserve reported that household net worth was at an all-time record high of $51.1 trillion dollars at the end of September 2005. Assets were at a record $62.5 trillion and liabilities were $11.4 trillion. Corporations are also doing well; Dr. Yardeni estimates that in the last four quarters, non-financial corporations have increased cash flow to almost a trillion dollars.

        The U.S. Government's fiscal health may also be much better than we think. Since we do not have a balance sheet showing both assets and liabilities, we only have income, expenditures, deficits and debt. It may be that current levels of deficits and debt are reasonable. If deficits are run while the government's asset base is expanded (think roads, bridges, nature preserves, ships, aircraft, etc.) then future generations are not burdened. We believe that this is the case and that the private sector is not being 'crowded out' by current deficit spending.

        All of the above sums up to a potentially very good year in 2006 for commodity companies and financial firms. Since energy stocks have already done well, perhaps they already reflect this news. We believe that there is still room for these stocks to do well, but that the 'easy' gains are in the past.

        Our experience in 2005 to date has reflected the above as our energy industry exposure has contributed to overall performance. The Fund's exposure to finance and insurance has also contributed positively, while the telecommunications industry holdings have underperformed this year.

        Bancroft Convertible Fund is the oldest closed-end convertible fund. Founded in 1971, the Fund's strategy has consistently been to use convertible securities as an equity alternative to reduce risk and volatility. This strategy tends to outperform in bear markets and lag in bull markets. For the quarter, year-to-date and ten-year periods ended October 31, 2005, Bancroft's NAV has outperformed the average of the closed-end convertible fund category tracked by Lipper, Inc. and published in the LIPPER CLOSED-END PERFORMANCE ANALYSIS. However, for the one year and five years ended October 31, 2005, the Fund underperformed the average of the eleven funds in its category. Of these eleven funds, only four, including the Fund, remain unleveraged convertible funds and only five, including the Fund, have more than 65% of their assets in convertible securities. We believe these factors contributed to the difference in performance between Bancroft and many of the other funds in the group.

        William A. Benton, independent director of the Fund since 1994, is retiring from service at the end of his term in 2006. His contributions to the Fund have been many. He will be missed.

                                                 CONTINUED ON THE FOLLOWING PAGE

B A N C R O F T   C O N V E R T I B L E   F U N D
--------------------------------------------------------------------------------
To Our Shareholders (continued) ------------------------------------------------

        Visit our website, www.bancroftfund.com, for additional information on the Fund. In addition, shareholders who wish to obtain a copy of the most recent report on the Fund issued by Standard and Poor's should contact us.

        At its November 21, 2005 meeting, the Board of Directors declared a dividend of 24.3 cents ($0.243) per share. The dividend consists of undistributed net investment income and will be payable on December 27, 2005 to shareholders of record on December 2, 2005.

        The 2006 annual meeting of shareholders will be held at our offices in Morristown, New Jersey on February 13, 2006. Time and location will be included in the proxy statement, scheduled to be mailed to shareholders on December 27, 2005. All shareholders are welcome to attend; we hope to see you there.



/s/ Thomas H. Dinsmore

Thomas H. Dinsmore
Chairman of the Board


--------------------------------------------------------------------------------
Major Portfolio Changes by underlying common stock ----------------------------- Six months ended October 31, 2005


ADDITIONS                                            REDUCTIONS

Best Buy Co., Inc.                                   Baxter International, Inc.

Celanese Corp.                                       Cephalon, Inc.

EchoStar Communication Corp.                         The Chubb Corp.

Euronet Worldwide, Inc.                              Devon Energy Corp.

FTI Consulting, Inc.                                 Global Marine Corp.

Genworth Financial, Inc.                             Impax Laboratories, Inc.
  (EXCHANGEABLE FROM CITIGROUP FUNDING, INC.)
                                                     IKON Office Solutions, Inc.
Ionatron, Inc.                                       (EXCHANGEABLE FROM IOS CAPITAL, LLC)

L-3 Communications Holdings, Inc.                    Ivax Corp.

Manor Care, Inc.                                     Mentor Corp.

MetLife, Inc.                                        Ocwen Financial Corp.

Oil States International, Inc.                       Omnicare, Inc.

Semco Energy, Inc.                                   Pegasus Solutions, Inc.

U.S. Bancorp                                         Weatherford International, Ltd.

B A N C R O F T   C O N V E R T I B L E   F U N D
--------------------------------------------------------------------------------
Largest Investment Holdings by underlying common stock -------------------------

                                                                     Value        % Total
                                                                    (Note 1)     Net Assets
                                                                  ------------  ------------
Chesapeake Energy Corp.........................................    $ 3,729,750        3.2%
   PRODUCES OIL AND NATURAL GAS.  THE COMPANY'S OPERATIONS
   ARE FOCUSED ON DEVELOPMENTAL DRILLING AND PRODUCING
   PROPERTY ACQUISITIONS IN ONSHORE NATURAL GAS PRODUCING
   AREAS OF THE UNITED STATES AND CANADA.

The Walt Disney Company........................................      3,532,690        3.0
   AN ENTERTAINMENT COMPANY WHICH CONDUCTS OPERATIONS IN
   MEDIA NETWORKS, STUDIO ENTERTAINMENT, THEME PARKS AND
   RESORTS, CONSUMER PRODUCTS, AND INTERNET AND DIRECT
   MARKETING.

The St. Paul Travelers Companies, Inc..........................      2,989,800        2.5
   PROVIDES A BROAD RANGE OF INSURANCE PRODUCTS AND SERVICES
   FOR THE COMMERCIAL AND CONSUMER MARKETS.

Nuveen Investments, Inc........................................      2,775,245        2.4
   THE COMPANY'S PRINCIPAL ACTIVITIES ARE ASSET MANAGEMENT AND
   RELATED RESEARCH, AND THE DEVELOPMENT, MARKETING AND
   DISTRIBUTION OF INVESTMENT PRODUCTS AND SERVICES.
   (EXCHANGEABLE FROM MERRILL LYNCH & CO., INC. AND MORGAN
   STANLEY, INC.)

International Rectifier Corp...................................      2,672,656        2.3
   DESIGNS, MANUFACTURES AND MARKETS POWER SEMICONDUCTORS.
   THE COMPANY'S PRODUCTS INCLUDE POWER INTEGRATED CIRCUITS
   AND ADVANCED CIRCUIT DEVICES, POWER SYSTEMS AND POWER
   COMPONENTS.

Washington Mutal, Inc..........................................      2,581,250        2.2
   A FINANCIAL SERVICES COMPANY THAT PROVIDES A DIVERSIFIED
   LINE OF PRODUCTS AND SERVICES TO CONSUMERS AND SMALL- TO
   MID-SIZED BUSINESSES.

Semco Energy, Inc..............................................      2,534,188        2.2
   OWNS AND OPERATES NATURAL GAS DISTRIBUTION SYSTEMS AND
   BUSINESSES INVOLVED IN GAS ENGINEERING AND QUALITY
   ASSURANCE SERVICES, PIPELINE CONSTRUCTION SERVICES, PROPANE
   DISTRIBUTION, AND NATURAL GAS STORAGE.

U.S. Bancorp...................................................      2,471,875        2.1
   A DIVERSIFIED FINANCIAL SERVICES COMPANY THAT PROVIDES
   LENDING AND DEPOSITORY SERVICES, CASH MANAGEMENT, FOREIGN
   EXCHANGE, TRUST AND INVESTMENT MANAGEMENT SERVICES.

Schering-Plough Corp...........................................      2,372,400        2.0
   A WORLDWIDE PHARMACEUTICAL COMPANY THAT DISCOVERS AND
   MARKETS NEW THERAPIES AND TREATMENT PROGRAMS. THE COMPANY'S
   CORE PRODUCT GROUPS INCLUDE ALLERGY/RESPIRATORY,
   ANTI-INFECTIVE/ANTI-CANCER, AND CARDIOVASCULARS.

The TJX Companies, Inc.........................................      2,355,720        2.0
   RETAILS OFF-PRICE APPAREL AND HOME FASHIONS. THE COMPANY       ------------  ------------
   CURRENTLY OPERATES T.J. MAXX, MARSHALLS, HOMEGOODS, A.J.
   WRIGHT, WINNERS AND T.K. MAXX STORES.

Total..........................................................    $28,015,574       23.9%
                                                                  ============  ============

B A N C R O F T   C O N V E R T I B L E   F U N D
--------------------------------------------------------------------------------
Major Industry Exposure --------------------------------------------------------


   Banking/Savings and Loan  -------------------------> 9.6%

                  Chemicals  --------> 3.4%

                     Energy  --------------------------------> 13.1%

              Entertainment  ------------> 4.3%

    Financial and Insurance  ----------------------------------------> 15.4%

                Health Care  ------> 3.1%

            Pharmaceuticals  -----------------------------> 10.5%

                     Retail  -----------------> 6.4%

                 Technology  ----------------------> 8.4%

         Telecommunications  --------------> 5.2%


--------------------------------------------------------------------------------
DIVERSIFICATION OF ASSETS ------------------------------------------------------

                                                                         % Total Net Assets
                                                                              October 31,
                                                            Value      -----------------------
                                        Cost              (Note 1)        2005          2004
                                    -------------      -------------   ---------     ---------
Aerospace and Defense.............   $  3,029,094       $  3,013,125       2.6%          3.3%
Automotive........................      2,858,318          2,601,813       2.2           4.4
Banking/Savings and Loan..........     11,474,870         11,236,447       9.6          10.2
Chemicals.........................      4,082,152          4,013,965       3.4            --
Consumer Goods....................      2,462,595          3,016,853       2.6           3.4
Energy............................     11,601,726         15,400,466      13.1           8.8
Entertainment.....................      5,181,944          5,010,190       4.3           4.3
Financial and Insurance...........     17,801,478         18,275,458      15.4          11.6
Foods.............................      3,072,285          3,017,700       2.6           1.3
Health Care.......................      3,548,493          3,682,650       3.1           5.0
Mining............................      1,961,987          2,212,960       1.9           1.3
Pharmaceuticals...................     12,010,584         12,324,698      10.5           9.4
Retail............................      7,880,093          7,463,640       6.4           7.4
Technology........................     10,151,998          9,869,035       8.4           9.0
Telecommunications................      5,932,761          6,135,730       5.2           6.9
Utilities.........................      1,500,000          1,803,750       1.5           1.1
Other.............................      2,050,334          1,837,900       1.5           6.4
Short-Term Securities.............      4,808,871          4,808,881       4.1           6.0
                                    -------------      -------------   ---------     ---------
   TOTAL INVESTMENTS .............    111,409,583        115,725,261      98.4          99.8

Other Assets, Net of Liabilities..             --          1,896,869       1.6           0.2
                                    -------------      -------------   ---------     ---------
   TOTAL NET ASSETS ..............   $111,409,583       $117,622,130     100.0%        100.0%
                                    =============      =============   =========     =========

B A N C R O F T   C O N V E R T I B L E   F U N D
--------------------------------------------------------------------------------
Statement of Assets and Liabilities --------------------------------------------

                                                                                  OCTOBER 31, 2005
                                                                                  ----------------
ASSETS:
   Investments at value (cost $111,409,583) (Note 1)............................     $115,725,261
   Cash.........................................................................           51,249
   Receivable for securities sold...............................................        1,462,892
   Dividends and interest receivable............................................          723,814
   Other assets.................................................................           32,329
                                                                                     ------------
   Total assets.................................................................      117,995,545
                                                                                     ------------
LIABILITIES:
   Payable for securities purchased.............................................          304,620
   Accrued management fee (Note 2)..............................................            8,532
   Accrued expenses.............................................................           21,733
   Other liabilities............................................................           38,530
                                                                                     ------------
   Total liabilities............................................................          373,415
                                                                                     ------------

NET ASSETS......................................................................     $117,622,130
                                                                                     ============
NET ASSETS CONSIST OF:
   Undistributed net investment income..........................................     $    659,011
   Accumulated net realized loss from investment transactions...................       (4,003,135)
   Unrealized appreciation on investments.......................................        4,315,678
   Capital shares (Note 3)......................................................           55,885
   Additional paid-in capital...................................................      116,594,691
                                                                                     ------------
NET ASSETS......................................................................     $117,622,130
                                                                                     ============
Net asset value per share ($117,622,130 / 5,588,453 outstanding shares).........     $      21.05
                                                                                     ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS---------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME (NOTE 1):
   Interest.....................................................................     $  2,587,003
   Dividends....................................................................        2,400,263
                                                                                     ------------
      Total Income..............................................................        4,987,266
                                                                                     ------------
EXPENSES (NOTE 2):
   Management fee...............................................................          834,076
   Custodian....................................................................           21,688
   Transfer agent...............................................................           25,518
   Professional fees............................................................          178,499
   Directors' fees..............................................................          129,275
   Reports to shareholders......................................................           74,171
   Insurance....................................................................           32,700
   Treasurer's office...........................................................           25,000
   Other........................................................................           97,575
                                                                                     ------------
      Total Expenses............................................................        1,418,502
                                                                                     ------------
NET INVESTMENT INCOME...........................................................        3,568,764
                                                                                     ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain from investment transactions...............................          414,909
   Net unrealized appreciation of investments...................................        3,577,352
                                                                                     ------------
   Net gain on investments......................................................        3,992,261
                                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................     $  7,561,025
                                                                                     ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

B A N C R O F T   C O N V E R T I B L E   F U N D
--------------------------------------------------------------------------------
Statement of Changes in Net Assets ---------------------------------------------

FOR THE YEARS ENDED OCTOBER 31, 2005 AND 2004

                                                                        2005              2004
                                                                  ----------------  ----------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Net investment income ........................................ $  3,568,764      $  3,878,705 (a)
     Adjustment for change in amortization policy ...............           --           (87,223)
                                                                                    ------------
       Net investment income, as adjusted .......................                      3,791,482
                                                                                    ------------

   Net realized gain from investment transactions ...............      414,909         3,760,644 (a)
     Adjustment for change in amortization policy ...............           --           10,188
                                                                                    ------------
       Net realized gain from investment transactions,
         as adjusted ............................................                      3,770,832
                                                                                    ------------

   Net change in unrealized appreciation of investments .........    3,577,352        (3,604,190)(a)
     Adjustment for change in amortization policy ...............           --            77,035
                                                                                    ------------
       Net unrealized appreciation of investments, as adjusted ..                     (3,527,155)
                                                                  ------------      ------------

   Net change in net assets resulting from operations ...........    7,561,025         4,035,159 (a)
     Adjustment for change in amortization policy ...............           --                --
                                                                  ------------      ------------
       Net change in net assets resulting from operations,
         as adjusted ............................................    7,561,025         4,035,159
                                                                  ------------      ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ........................................   (3,894,853)       (3,826,570)
                                                                  ------------      ------------

CAPITAL SHARE TRANSACTIONS (NOTE 3)
   Value of shares issued on reinvestment of distributions ......      582,476           628,542
   Net proceeds from rights offering ............................           --        14,050,851
                                                                  ------------      ------------
     Total capital share transactions ...........................      582,476        14,679,393
                                                                  ------------      ------------

CHANGE IN NET ASSETS ............................................    4,248,648        14,887,982

Net assets at beginning of period ...............................  113,373,482        98,485,500
                                                                  ------------      ------------

NET ASSETS AT END OF PERIOD ..................................... $117,622,130      $113,373,482
                                                                  ============      ============

   Undistributed net investment income at end of period ......... $    659,011      $  1,037,260 (a)
                                                                  ============
     Adjustment for change in amortization policy ...............                        (52,160)
                                                                                    ------------
       Undistributed net investment income at end of period,
         as adjusted ............................................                   $    985,100
                                                                                    ============

---------------
(a) As previously reported.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

B A N C R O F T   C O N V E R T I B L E   F U N D
--------------------------------------------------------------------------------
Financial Highlights------------------------------------------------------------
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING:

                                                                 YEAR ENDED OCTOBER 31,
                                                  --------------------------------------------------
                                                      2005      2004      2003      2002      2001
                                                  --------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of year ...............   $20.40    $20.84    $18.55    $20.72    $27.09
                                                  --------------------------------------------------
Net investment income ............................     0.64      0.70(a)   0.71(a)   0.79 (a)  1.07
  Adjustment for change in amortization policy ...       --     (0.02)    (0.02)       --        --
                                                  --------------------------------------------------
    Net investment income, as adjusted ...........     0.64      0.68      0.69      0.79      1.07
                                                  --------------------------------------------------
Net realized and unrealized gain (loss) ..........     0.71      0.08(a)   2.31(a)  (2.02)(a) (3.23)
  Adjustment for change in amortization policy ...       --      0.02      0.02        --        --
                                                  --------------------------------------------------
    Net realized and unrealized gain (loss),
    as adjusted ..................................     0.71      0.10      2.33     (2.02)    (3.23)
                                                  --------------------------------------------------
 Total from investment operations ................     1.35      0.78      3.02     (1.23)    (2.16)
                                                  --------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income .............    (0.70)    (0.72)    (0.73)    (0.94)    (1.11)
Distributions from realized gains ................       --        --        --        --     (3.10)
                                                  --------------------------------------------------
 Total distributions .............................    (0.70)    (0.72)    (0.73)    (0.94)    (4.21)
                                                  --------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Effect of rights offering ........................       --     (0.50)       --        --        --
Capital share repurchases ........................       --        --        --        --        --
                                                  --------------------------------------------------
 Total capital share transactions ................       --     (0.50)       --        --        --
                                                  --------------------------------------------------
Net asset value, end of year .....................   $21.05    $20.40    $20.84    $18.55    $20.72
                                                  ==================================================

Market value, end of year ........................   $17.77    $18.23    $19.70    $17.54    $18.75

Total Net Asset Value Return (%)(b) ..............      6.7       1.3      16.7      (6.3)     (8.7)
Total Investment Return (%)(c) ...................      1.3      (3.8)     16.7      (1.8)      1.3

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ........... $117,622  $113,373   $98,486   $86,904   $95,864
Ratio of expenses to average net assets (%) ......      1.2       1.1       1.2       1.2       1.1
Ratio of net investment income to
 average net assets (%) ..........................      3.1       3.3(d)    3.6(d)    4.0 (d)   4.9
Portfolio turnover rate (%) ......................       86        66        87        78        83

---------------
(a) As previously reported.
(b) Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
(c) Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.
(d) Ratios for 2004, 2003 and 2002 reflect ratios adjusted for change in amortization policy. Ratios previously reported for 2004, 2003 and 2002 were 3.4%, 3.6% and 4.0%, respectively.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

B A N C R O F T   C O N V E R T I B L E   F U N D
--------------------------------------------------------------------------------
Portfolio of Investments October 31, 2005 --------------------------------------


 Principal                                                                  Identified     Value
   Amount                                                                      Cost       (Note 1)
------------                                                               ------------ ------------
                CONVERTIBLE BONDS AND NOTES -- 52.3%

                AEROSPACE AND DEFENSE -- 1.3%
 $1,500,000     L-3 Communications Holdings, Inc. 3% 2035 CODES (Ba3)
                (Acquired 07/27/05 - 07/28/05) (1,2) ....................   $1,529,094   $1,513,125
                                                                            ----------   ----------

                AUTOMOTIVE -- 2.2%
    625,000     CSK Auto Inc. 3.375% 2025 sr. exch. notes (NR)
                (conv. into CSK Auto Corp. common stock)
                (Acquired 07/26/05) (2) .................................      636,898      590,875
  4,500,000     Lear Corp. 0% 2022 cv. sr. notes (Ba2) ..................    2,221,420    2,010,938
                                                                            ----------   ----------
                                                                             2,858,318    2,601,813
                                                                            ----------   ----------
                BANKING/SAVINGS AND LOAN -- 2.8%
  1,000,000     The Bear Stearns Companies, Inc. 0.25% 2010
                medium-term notes (A1)
                (exch. for Fifth Third Bancorp common stock) (1) ........    1,145,433      848,797
  2,500,000     U.S. Bancorp floating rate 2035 cv. sr. deb. (Aa2)
                (Acquired 08/10/05) (2) .................................    2,475,101    2,471,875
                                                                            ----------   ----------
                                                                             3,620,534    3,320,672
                                                                            ----------   ----------
                CONSUMER GOODS -- 1.5%
  1,375,000     Church & Dwight Co., Inc. 5.25% 2033 cv. sr. deb. (Ba2)..    1,375,000    1,771,413
                                                                            ----------   ----------

                ENERGY -- 2.9%
  1,250,000     OMI Corp. 2.875% 2024 cv. sr. notes (B+) ................    1,217,470    1,159,375
  1,750,000     Oil States International, Inc. 2.375% 2025 contingent
                cv. sr. notes (NR)
                (Acquired 06/16/05 - 10/20/05) (2) ......................    1,781,247    2,185,313
                                                                            ----------   ----------
                                                                             2,998,717    3,344,688
                                                                            ----------   ----------
                ENTERTAINMENT -- 4.3%
  1,500,000     EchoStar Communications Corp. 5.75% 2008 cv. sub.
                notes (B2) ..............................................    1,496,484    1,477,500
  3,500,000     The Walt Disney Company 2.125% 2023 cv. sr.
                notes (Baa1) ............................................    3,685,460    3,532,690
                                                                            ----------   ----------
                                                                             5,181,944    5,010,190
                                                                            ----------   ----------
                FINANCIAL AND INSURANCE -- 1.9%
  1,125,000     FTI Consulting, Inc. 3.75% 2012 cv. sr. sub. notes (Ba3)
                (Acquired 07/29/05 - 10/10/05) (2) ......................    1,157,819    1,253,588
  1,000,000     Swiss Re America Holding Corp. 3.25% 2021 euro. sub. cv.
                bonds (A1)
                (conv. into Swiss Reinsurance Company common stock)
                (Acquired 11/15/01 - 12/05/01) (2)  .....................    1,006,218      926,950
                                                                            ----------   ----------
                                                                             2,164,037    2,180,538
                                                                            ----------   ----------
                FINANCIAL SERVICES -- 0.8%
  1,000,000     Euronet Worldwide, Inc. 3.50% 2025 cv. deb. (NR)
                (Acquired 09/28/05 - 09/29/05) (1,2) ....................    1,015,651      981,500
                                                                            ----------   ----------

                FOODS -- 0.8%
  1,000,000     Lehman Brothers Holdings, Inc. 3% 2012 medium-term
                notes (A1) (performance linked to General Mills, Inc.
                common stock) (1) .......................................    1,000,000      996,900
                                                                            ----------   ----------

                HEALTH CARE -- 3.1%
  1,500,000     Community Health Systems, Inc. 4.25% 2008 cv. sub.
                notes (B3) ..............................................    1,505,056    1,680,150
  2,000,000     Manor Care, Inc. 2.125% 2035 cv. sr. notes (Baa3)
                (Acquired 07/27/05 - 09/20/05) (2) ......................    2,043,437    2,002,500
                                                                            ----------   ----------
                                                                             3,548,493    3,682,650
                                                                            ----------   ----------

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--------------------------------------------------------------------------------
Portfolio of Investments October 31, 2005 (continued) --------------------------


 Principal                                                                  Identified      Value
   Amount                                                                      Cost        (Note 1)
------------                                                               ------------  -----------
             CONVERTIBLE BONDS AND NOTES -- CONTINUED

             MULTIINDUSTRY -- 0.7%
 $1,000,000  Lehman Brothers Holdings, Inc. 1% 2011 medium-term notes (A1)
             (performance linked to Cendant Corp. common stock) (1) ...... $  1,034,683  $   856,400
                                                                           ------------  -----------

             PHARMACEUTICALS -- 8.5%
  2,000,000  Alza Corp. 0% 2020 cv. sub. deb. (Aa1)
             (exch. for Johnson & Johnson common stock) ..................    1,670,572    1,727,500
  2,000,000  Amgen, Inc. 0% 2032 LYONs (A2) (1)...........................    1,698,080    1,544,110
    550,000  CV Therapeutics, Inc. 3.25% 2013 sr. sub. cv. notes (NR) ....      576,174      622,875
  1,500,000  Cephalon, Inc. 2% 2015 cv. sr. sub. notes (B-) ..............    1,482,760    1,651,875
  1,250,000  Encysive Pharmaceuticals, Inc. 2.5% 2012 cv. sr. notes (NR)..    1,266,848    1,204,688
  1,000,000  Ivax Corp. 4.5% 2008 cv. sr. sub. notes (NR) ................    1,000,650    1,002,500
  1,000,000  Teva Pharmaceutical Finance II, LLC series A 0.5% 2024
             cv. sr. deb. (BBB) (exch. for Teva Pharmaceutical
             Industries Ltd. ADR) ........................................    1,000,000    1,075,000
  1,000,000  Teva Pharmaceutical Finance II, LLC series B 0.25% 2024
             cv. sr. deb. (BBB) (exch. for Teva Pharmaceutical
             Industries Ltd. ADR) ........................................    1,000,000    1,123,750
                                                                           ------------  -----------
                                                                              9,695,084    9,952,298
                                                                           ------------  -----------
             RETAIL -- 6.4%
  1,000,000  Amazon.com, Inc. 4.75% 2009 cv. sub. notes (B3) .............      977,939      968,000
  2,000,000  Best Buy Co., Inc. 2.25% 2022 cv. sub. deb. (Ba1) (1) .......    2,291,117    2,214,920
  1,250,000  Casual Male Retail Group, Inc. 5% 2024 cv. sr. sub.
             notes (NR) ..................................................    1,257,480    1,090,625
  1,250,000  Dick's Sporting Goods, Inc. 1.6061% 2024 sr. cv. notes (B) ..      836,546      834,375
  3,000,000  The TJX Companies, Inc. 0% 2021 LYONs (Baa1) ................    2,517,011    2,355,720
                                                                           ------------  -----------
                                                                              7,880,093    7,463,640
                                                                           ------------  -----------
             TECHNOLOGY -- 8.4%
  1,250,000  Advanced Micro Devices, Inc. 4.75% 2022 cv. sr. deb.
             (B3) (1) ....................................................    1,454,754    1,371,094
  2,000,000  Citigroup Funding, Inc. 1% 2010 medium-term notes (Aa1)
             (exch. for the cash equivalent of a basket of technology
             stocks) (1) .................................................    2,024,554    1,851,600
  2,750,000  International Rectifier Corp. 4.25% 2007 cv. sub. notes (B2).    2,740,202    2,672,656
  1,500,000  LSI Logic Corp. 4% 2010 cv. sub. notes (B) ..................    1,483,312    1,449,450
  1,500,000  Sybase, Inc. 1.75% 2025 cv. sub. notes (NR) .................    1,492,356    1,581,735
  1,000,000  Vishay Intertechnology, Inc. 3.625% 2023 cv. sub. notes (B3).      956,820      942,500
                                                                           ------------  -----------
                                                                             10,151,998    9,869,035
                                                                           ------------  -----------

             TELECOMMUNICATIONS -- 5.2%
  1,000,000  Comverse Technology, Inc. 0% 2023 ZYPS (BB-) (3) ............    1,131,775    1,444,750
  1,000,000  Lucent Technologies, Inc. 2.75% 2023 series A cv. sr.
             deb. (B1) ...................................................    1,000,000    1,041,650
    500,000  Lucent Technologies, Inc. 2.75% 2025 series B cv. sr.
             deb. (B1) ...................................................      500,000      540,830
  1,250,000  Nortel Networks Corp. 4.25% 2008 cv. sr. notes (B3) .........    1,273,722    1,173,500
  2,000,000  Tekelec, Inc. 2.25% 2008 sr. sub. cv. notes (NR) ............    2,027,264    1,935,000
                                                                           ------------  -----------
                                                                              5,932,761    6,135,730
                                                                           ------------  -----------
             UTILITIES -- 1.5%
  1,500,000  CMS Energy Corp. 2.875% 2024 cv. sr. notes (B1) .............    1,500,000    1,803,750
                                                                           ------------  -----------

             TOTAL CONVERTIBLE BONDS AND NOTES ........................... $ 61,486,407  $61,484,342
                                                                           ------------  -----------

   Shares    CONVERTIBLE PREFERRED STOCKS -- 26.0%
------------

             AEROSPACE AND DEFENSE -- 1.3%
    60,000   Ionatron, Inc. 6.5% series A cv. pfd. (NR)
             (Acquired 10/27/05) (2) .....................................    1,500,000    1,500,000
                                                                           ------------  -----------

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--------------------------------------------------------------------------------
Portfolio of Investments October 31, 2005 (continued) --------------------------

                                                                            Identified      Value
   Shares                                                                      Cost        (Note 1)
------------                                                               ------------  -----------
             CONVERTIBLE PREFERRED STOCKS -- CONTINUED

             BANKING/SAVINGS AND LOAN -- 6.7%
     40,000  National Australia Bank Ltd. 7.875% exch. capital units (NR). $  1,038,700  $ 1,626,400
     45,000  New York Community Bancorp, Inc. 6% BONUSES units (Baa2).....    2,303,400    2,137,500
     35,000  Sovereign Capital Trust IV 4.375% PIERS (Ba1) (exch. for
             Sovereign Bancorp, Inc. common stock) (1)....................    1,907,736    1,570,625
     50,000  Washington Mutual Capital Trust 5.375% PIERS units (Baa1)
             (exch. for Washington Mutual, Inc. common stock) ............    2,604,500    2,581,250
                                                                           ------------  -----------
                                                                              7,854,336    7,915,775
                                                                           ------------  -----------
             CHEMICALS -- 1.9%
     85,000  Celanese Corp. 4.25% cv. perp. pfd. (NR) ....................    2,070,748    2,259,725
                                                                           ------------  -----------
             ENERGY -- 7.1%
     11,500  Chesapeake Energy Corp. 5% cum. cv. pfd. (B) ................    1,312,550    1,684,750
     20,000  Chesapeake Energy Corp. 4.5% cum. cv. pfd. (B) ..............    2,098,870    2,045,000
     13,000  Semco Energy, Inc. 5% series B cv. cum. pfd. (B-) ...........    2,637,904    2,534,188
     20,000  The Williams Companies, Inc. 5.5% 2033 jr. sub. cv. deb. (B-)    1,015,000    2,100,000
                                                                           ------------  -----------
                                                                              7,064,324    8,363,938
                                                                           ------------  -----------
             FINANCIAL AND INSURANCE -- 7.1%
     75,000  Citigroup Funding, Inc. variable rate 2008 exch. notes (Aa1)
             (exch. for Genworth Financial, Inc. common stock) ...........    2,212,500    2,330,475
         20  Fannie Mae 5.375% non-cumulative cv. pfd. (Aa3)
             (Acquired 12/29/04 - 01/11/05) (2)...........................    2,078,125    1,822,500
     20,000  Reinsurance Group of America, Inc. 5.75% PIERS (Baa2) .......    1,000,000    1,196,500
    120,000  The St. Paul Travelers Cos., Inc. 4.5% 2032 cv. jr. sub.
             notes (Baa1) ................................................    2,927,175    2,989,800
                                                                           ------------  -----------
                                                                              8,217,800    8,339,275
                                                                           ------------  -----------
             MINING -- 1.9%
      2,000  Freeport-McMoRan Copper and Gold, Inc. 5.5% cv. perp.
             pfd. (B-) ...................................................    1,961,987    2,212,960
                                                                           ------------  -----------

             TOTAL CONVERTIBLE PREFERRED STOCKS .......................... $ 28,669,195  $30,591,673
                                                                           ------------  -----------

             MANDATORY CONVERTIBLE SECURITIES -- 16.0% (4)

             CHEMICALS -- 1.5%
     40,000  Huntsman Corp. 5% mand. cv. pfd. 02/16/08 (NR) ..............    2,011,404    1,754,240
                                                                           ------------  -----------

             CONSUMER GOODS -- 1.1%
     35,000  Constellation Brands, Inc. dep. shs. representing 5.75%
             series A mand. cv. pfd. 09/01/06 (B) ........................    1,087,595    1,245,440
                                                                           ------------  -----------

             ENERGY -- 3.1%
     20,000  Amerada Hess Corp. 7% mand. cv. pfd. ACES 12/01/06 (Ba3) ....    1,086,435    2,128,600
     15,000  Valero Energy Corp. 2% mand. cv. pfd. 07/01/06 (BB) .........      452,250    1,563,240
                                                                           ------------  -----------
                                                                              1,538,685    3,691,840
                                                                           ------------  -----------

             FINANCIAL AND INSURANCE -- 6.6%
     25,000  The Chubb Corp. 7% equity units 08/16/06 (A2) (1)............      734,213      840,750
     30,000  Merrill Lynch & Co., Inc. 6.75% mand. exch. security
             10/15/07 (Aa3) (exch. for Nuveen Investments, Inc.
             common stock) ...............................................    1,020,000    1,150,470
     80,000  MetLife, Inc. 6.375% common equity units 08/15/08 (BBB+) ....    2,084,000    2,192,800
     42,500  Morgan Stanley, Inc. 5.875% mand. exch. security 10/15/08
             (Aa3) (exch. for Nuveen Investments, Inc. common stock) .....    1,445,000    1,624,775
     40,000  The PMI Group, Inc. 5.875% HITS units 11/15/06 (A1) (1)......      999,428      978,000
     45,000  XL Capital, Ltd. 6.5% equity security units 05/15/07 (A2) ...    1,137,000      968,850
                                                                           ------------  -----------
                                                                              7,419,641    7,755,645
                                                                           ------------  -----------

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--------------------------------------------------------------------------------
Portfolio of Investments October 31, 2005 (continued) --------------------------


 Principal
   Amount                                                                   Identified      Value
 or Shares                                                                     Cost        (Note 1)
------------                                                               ------------  -----------
                  MANDATORY CONVERTIBLE SECURITIES -- CONTINUED

                  FOODS -- 1.7%
    40,000  shs   Albertson's, Inc. 7.25% HITS units 05/16/07 (Baa3) (1).. $  1,014,285  $   976,800

    40,000  shs   Lehman Brothers Holdings, Inc. 6.25% PIES 10/15/07 (A1)
                  (exch. for General Mills, Inc. common stock) ...........    1,058,000    1,044,000
                                                                           ------------  -----------
                                                                              2,072,285    2,020,800
                                                                           ------------  -----------
                  PHARMACEUTICALS -- 2.0%
    45,000  shs   Schering-Plough Corp. 6% mand. cv. pfd. 09/14/07 (Baa3).c    2,315,500    2,372,400
                                                                           ------------  -----------

                  TOTAL MANDATORY CONVERTIBLE SECURITIES (4) ............. $ 16,445,110  $18,840,365
                                                                           ------------  -----------
                  SHORT-TERM SECURITIES -- 4.1%

                  COMMERCIAL PAPER -- 4.1%
$4,800,000        American Express Credit Corp. (P1)
                  (3.78% maturing 11/01/05) ..............................    4,797,984    4,797,984
                                                                           ------------  -----------

                  U.S. GOVERNMENT OBLIGATIONS -- 0.0%
    11,000        U.S. Treasury notes 2.25% 04/30/06 (Aaa) (5) ...........       10,887       10,897
                                                                           ------------  -----------

                  TOTAL SHORT-TERM SECURITIES ............................ $  4,808,871  $ 4,808,881
                                                                           ------------  -----------

                  TOTAL CONVERTIBLE BONDS AND NOTES -- 52.3% .............   61,486,407   61,484,342
                  TOTAL CONVERTIBLE PREFERRED STOCKS -- 26.0% ............   28,669,195   30,591,673
                  TOTAL MANDATORY CONVERTIBLE SECURITIES -- 16.0% ........   16,445,110   18,840,365
                  TOTAL SHORT-TERM SECURITIES -- 4.1% ....................    4,808,871    4,808,881
                                                                           ------------  -----------
                  TOTAL INVESTMENTS -- 98.4% ............................. $111,409,583  115,725,261
                                                                           ============

                  OTHER ASSETS AND LIABILITIES, NET -- 1.6% ..............                 1,896,869
                                                                                        ------------
                  TOTAL NET ASSETS -- 100.0% .............................              $117,622,130
                                                                                        ============

(1) Contingent payment debt instrument which accrues contingent interest. See
    Note 1(b).
(2) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A or a Reg D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of these securities. The aggregate market value of these securities at October 31, 2005 was $15,248,226 which represented 13.0% of the Fund's net assets.
(3) Non-income producing security.
(4) These securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
(5) Collateral for a letter of credit.

ACES      Automatic Convertible Equity Securities       LYONs   Liquid Yield Option Notes.
ADR       American Depositary Receipts.                 PIES    Premium Income Exchangeable Securities.
BONUSES   Bifurcated Option Note Unit Securities.       PIERS   Preferred Income Equity Redeemable
                                                                Securities.
CODES     Convertible Contingent Debt Securities.       ZYPS    Zero Yield Puttable Securities.
HITS      Hybrid Income Term Security.

Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's; NR is used whenever a rating is unavailable.

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--------------------------------------------------------------------------------
Notes to Financial Statements --------------------------------------------------


1. SIGNIFICANT ACCOUNTING POLICIES
Bancroft Convertible Fund, Inc. (the "Fund"), established in 1971, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

(A) SECURITY VALUATION
Investments in securities traded on a national securities exchange are valued at market using the last reported sales price as of the close of regular trading. Unlisted securities traded in the over-the-counter market and listed securities for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith by management with the approval of the Board of Directors. Short-term debt securities with initial maturities of 60 days or less are valued at amortized cost.

(B) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as "contingent payment debt instruments," Federal tax regulations require the Fund to record non-cash, "contingent" interest income in addition to interest income actually received. Contingent interest income amounted to 12 cents per share for the year ended October 31, 2005. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At October 31, 2005 there were unrealized losses of approximately 8 cents per share on contingent payment debt instruments.

(C) CHANGES IN METHOD OF ACCOUNTING FOR BOND PREMIUM AND DISCOUNT AMORTIZATION Effective November 1, 2004, the Fund began amortizing discounts and premiums on all debt securities. Prior to November 1, 2004, the Fund amortized discounts on original issue discount debt securities. The new method of amortization was adopted in accordance with the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and the financial highlights and statement of changes in net assets presented herein have been restated to reflect the new method retroactive to November 1, 2001.

The effect of this accounting change is included in the financial highlights for the years ended October 31, 2002, 2003 and 2004, and in the statement of changes in net assets for the year ended October 31, 2004. The cumulative effect of this accounting change had no impact on the total net assets of the Fund or on distributions for tax purposes, but resulted in a $103,986 increase in the cost of securities held and a corresponding $103,986 reduction in the net unrealized gains based on the securities held on November 1, 2001. The impact of this change during the twelve months ended October 31, 2005 was to reduce net investment income by $620,843, increase unrealized gains by $79,841 and increase realized gains by $541,002. These changes had no effect on previously reported total net assets or total returns.

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--------------------------------------------------------------------------------
Notes to Financial Statements (continued) --------------------------------------


(D) FEDERAL INCOME TAXES
The Fund's policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The capital loss carryforward represents tax basis capital losses which may be carried over to offset future realized capital gains. To the extent that the carryforward is used, no capital gains distributions will be made. At October 31, 2005, the Fund had available for federal income tax purposes unused capital losses of $4,596,296, available to offset future net capital gains, $4,045,634 of which expires in 2010 and $424,570 of which expires in 2011. The current year's loss carryover of $126,092 will expire on October 31, 2013.

(E) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the years ended October 31, 2005 and 2004 were $3,894,853 and $3,826,570, respectively, both from ordinary income.

At October 31, 2005 the components of distributable net assets and the federal tax cost were as follows:

        Unrealized appreciation                        $  8,089,284
        Unrealized depreciation                          (3,853,448)
                                                       ------------
        Net unrealized appreciation                       4,235,836

        Undistributed ordinary income                     1,332,014

        Tax basis capital loss carryforward              (4,596,296)

        Cost for federal income tax purposes           $111,489,425

2. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The management fee is paid to the investment adviser, Davis-Dinsmore Management Company (the "Adviser"). The contract provides for payment of a monthly advisory fee, computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund's net asset value in such month.

The Adviser furnishes investment advice, office equipment and facilities, and pays the salaries of all executive officers of the Fund. The Fund pays all expenses incurred by it and not assumed by the Adviser and in addition will pay the costs and expenses of its Treasurer's office, up to a maximum of $25,000 per year, incurred in connection with its performance of certain services for the Fund. These services include the valuation of securities owned by the Fund, and the preparation of financial statements and schedules of the Fund's investments for inclusion in certain periodic reports to the Fund's Board of Directors and to the U.S. Securities and Exchange Commission.

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--------------------------------------------------------------------------------
Notes to Financial Statements (continued) --------------------------------------


3. CAPITAL STOCK
At October 31, 2005 there were 5,588,453 shares of $.01 par value common stock outstanding (9,000,000 shares authorized). During the years ended October 31, 2005 and 2004, 31,315 shares and 33,362 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $582,476 and $628,542 respectively.

4. PORTFOLIO ACTIVITY
Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $92,749,941 and $93,097,404, respectively, for the year ended October 31, 2005.


--------------------------------------------------------------------------------
Federal Tax Information (unaudited) --------------------------------------------

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2005, 18.5% of the dividends paid from ordinary income qualified for the dividends received deduction for corporations. Certain dividends paid by the Fund for the fiscal year ended October 31, 2005 may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $721,114 as taxed at a maximum rate of 15%.

Shareholders should not use the above information to prepare their tax returns. Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2005. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2006. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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--------------------------------------------------------------------------------
Report of Independent Registered -----------------------------------------------
Public Accounting Firm

To the Shareholders and
Board of Directors of
Bancroft Convertible Fund, Inc.


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Bancroft Convertible Fund, Inc. (the "Fund"), as of October 31, 2005, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2004 and the financial highlights for each of the years ended October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, have been audited by other auditors, whose reports dated November 19, 2004, November 17, 2003, November 18, 2002 and November 16, 2001 express an unqualified opinion.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Bancroft Convertible Fund, Inc. as of October 31, 2005, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


TAIT, WELLER & BAKER LLP


Philadelphia, Pennsylvania
December 2, 2005

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---------------------- Board Approval of Advisory Contract ---------------------


IN OCTOBER 2005, THE INDEPENDENT DIRECTORS OF BANCROFT (I) RENEWED THE EXISTING ADVISORY CONTRACT WITH DAVIS-DINSMORE MANAGEMENT COMPANY (THE "CURRENT ADVISORY AGREEMENT") AND (II) APPROVED A NEW ADVISORY CONTRACT WITH DAVIS-DINSMORE MANAGEMENT COMPANY (THE "NEW ADVISORY AGREEMENT" AND, TOGETHER WITH THE CURRENT ADVISORY AGREEMENT, THE "ADVISORY AGREEMENTS"), SUBJECT TO SHAREHOLDER APPROVAL AT THE SHAREHOLDER MEETING TO BE HELD IN FEBRUARY 2006. THE FOLLOWING ARE THE MATERIAL FACTORS AND CONCLUSIONS THAT FORMED THE BASIS FOR THE RENEWAL OF THE CURRENT ADVISORY AGREEMENT AND THE APPROVAL OF THE NEW ADVISORY AGREEMENT.
--------------------------------------------------------------------------------
THE NATURE AND EXTENT OF THE ADVISORY SERVICES PROVIDED BY DAVIS-DINSMORE. The Board and the independent directors reviewed the services to be provided by Davis-Dinsmore under both Advisory Agreements. The Board noted that the terms of the Current Advisory Agreement and the New Advisory Agreement were consistent in that Davis-Dinsmore would supervise all aspects of the Company's operations including the investment and reinvestment of cash, securities or other properties comprising the Company's assets. In this regard, the Board noted that under the Advisory Agreements it is Davis-Dinsmore's responsibility to, among other things, (a) supervise all aspects of the operations of the Company; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Company or any issuer of securities held or to be purchased by the Company; (c) determine which issuers and securities shall be represented in the Company's investment portfolio and regularly report thereon to the Board; (d) place orders for the purchase and sale of securities for the Company; and (e) take, on behalf of the Company, such other action as may be necessary or appropriate in connection with the above.

With respect to the New Advisory Agreement, the Board and the independent directors noted that no changes in the level or type of investment advisory services provided under the Current Advisory Agreement with Davis-Dinsmore would occur if the New Advisory Agreement was approved by shareholders. The Board noted further that administration services provided under the Current Advisory Agreement would not be provided under the New Advisory Agreement and that such services would instead be provided under a new Administrative Services Agreement.

Based on such review and comparison of the terms of the New Advisory Agreement and the Current Advisory Agreement, both the Board and the independent directors concluded that the range of services to be provided by Davis-Dinsmore under the Advisory Agreements was appropriate.

THE QUALITY OF SERVICES PROVIDED BY DAVIS-DINSMORE. In reviewing the qualifications of Davis-Dinsmore to provide investment advisory services, both the Board and the independent directors reviewed the credentials and experience of Davis-Dinsmore's investment personnel who will provide investment advisory services to the Company, and considered Davis-Dinsmore's (i) portfolio and product review process, particularly its adherance to the Company's investment mandate, (ii) compliance function and its culture of compliance, (iii) use of technology, (iv) investment research operations and trading operations, and (v) focus on providing quality services while keeping the Company's fees and expenses low. The Board and the independent directors also took into consideration the presentations made by Davis-Dinsmore at prior Board meetings pertaining to its management of the Company. Based on the review of these and other factors, both the Board and the independent directors determined and concluded that the quality of services to be provided by Davis-Dinsmore was appropriate and that Davis-Dinsmore was qualified to continue to provide investment advisory services to the Company.

THE PERFORMANCE OF THE COMPANY RELATIVE TO COMPARABLE FUNDS. Both the Board and the independent directors reviewed the performance of the Company (at net asset value) during the past one, three, five and ten years ended September 30, 2005 against the performance of other closed-end funds categorized to be in the Company's peer group by Lipper, Inc. Both

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Board Approval of Advisory Contract (continued) --------------------------------


the Board and the independent directors noted that the Company's performance for the one, three, and five year periods was below the average performance of all closed-end funds in the peer group, but was above the average performance of such funds for the ten year period. In evaluating the Company's performance against other funds in its peer group, the Board and the independent directors took into account the fact that many of the Company's competitors engage in leverage, which has increased their returns, but that the Company does not engage in leverage. In addition, the Board and the independent directors recognized that many of the Company's competitors have a higher percentage of their assets invested in securities with lower credit quality than does the Company, and that such securities have performed better than higher quality securities in recent years. Because of the differences in how funds in the Company's peer group are managed, the Board and the independent directors concluded that they should consider the performance of the Company against appropriate indices as a more relevant factor in assessing the performance of the Company.

THE PERFORMANCE OF THE COMPANY RELATIVE TO INDICES. Both the Board and the independent directors reviewed the performance of the Company (at net asset value) during the past one, five and ten year fiscal years against the performance of the Merrill Lynch All Convertibles Index and Merrill Lynch Investment Grade Convertibles Index (the "Indices"). Both the Board and the independent directors noted that, for the one year period, the Company's performance was above the Indices' performance. The Board and the independent directors noted that, for the five year period, the Company's performance (i) adjusted for the Company's 2004 rights offering, was above the Indices' performance, and (ii) not adjusted for the Company's 2004 rights offering, was below the Merrill Lynch All Convertibles Index, but above the Merrill Lynch Investment Grade Convertibles Index. The Board and the independent directors also noted that, for the ten year period, the Company's performance (both adjusted and not adjusted for the Company's 2004 rights offering) (i) was below the Merrill Lynch All Convertibles Index, and (ii) was above the Merrill Lynch Investment Grade Convertibles Index. Based on this review and taking into account all of the other factors that the Board and the independent directors considered in determining whether to approve the Advisory Agreements, the Board and the independent directors concluded that no changes should be made to the Company's investment objective or policies, or the portfolio management team.

MEETINGS WITH THE COMPANY'S PORTFOLIO MANAGER AND INVESTMENT PERSONNEL. Both the Board and the independent directors noted that they meet regularly with the Company's portfolio manager and investment personnel, and believe that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreements.

OVERALL PERFORMANCE OF DAVIS-DINSMORE. After considering the overall performance of Davis-Dinsmore in providing investment advisory and administrative services to the Company, both the Board and the independent directors concluded that such performance was satisfactory.

FEES RELATIVE TO THOSE OF CLIENTS OF DAVIS-DINSMORE WITH COMPARABLE INVESTMENT STRATEGIES. Both the Board and the independent directors noted that the Company and Ellsworth Fund (the Funds) are the only clients of Davis-Dinsmore, and that the advisory fee rates for the Funds are the same. Both the Board and the independent directors concluded that, because the fee rates are the same for the Funds, the current advisory fee rate of the Company was fair as compared to the rate for Ellsworth Fund.

FEES RELATIVE TO THOSE OF COMPARABLE FUNDS WITH OTHER ADVISORS. After reviewing the advisory fee rate for the Company against the advisory fee rates for funds advised by other advisors in the Company's peer group both the Board and the independent directors determined that the Company's advisory fee rate was at approximately the median of the funds in its peer group, and concluded that the current advisory fee rate of the Company was fair and reasonable.

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---------------- Board Approval of Advisory Contract (continued) ---------------


EXPENSE LIMITATIONS AND FEE WAIVERS. Both the Board and the independent directors noted that, although there are no contractual expense limitations or fee waivers in effect for the Company, Davis-Dinsmore is very diligent in its efforts to keep expenses of the Company as low as possible. Both the Board and the independent directors also noted that the Company's expense ratio had declined as a result of the Company's rights offering during the 2004 fiscal year, but that the cost of compliance with regulatory initiatives was increasing. Both the Board and the independent directors concluded that the current level of expenses for the Company was reasonable.

BREAKPOINTS AND ECONOMIES OF SCALE. Both the Board and the independent directors reviewed the structure of the Company's advisory fee under the Current Advisory Agreement, and noted that the fee includes a significant breakpoint when the Company's assets reach $100 million. Both the Board and the independent directors noted that breakpoints had become effective as a result of the Company's rights offering that occurred during the 2004 fiscal year, which resulted in lower management fee expenses as a percentage of assets. Both the Board and the independent directors concluded that it was not necessary to implement any further changes to the structure of the advisory fee for the Company.

PROFITABILITY OF DAVIS-DINSMORE. Both the Board and the independent directors reviewed information concerning the profitability and financial condition of Davis-Dinsmore. In particular, the Board reviewed Davis-Dinsmore's financial statements including its income statement and audited balance sheet. The Board also reviewed Davis-Dinsmore's costs in providing services to the Funds. The Board noted that Davis-Dinsmore's sole source of revenue was fees from the Funds for providing advisory and administrative services to the Funds. The Board noted that if the New Advisory Agreement is approved, the Company will enter into the Administrative Services Agreement with Davis-Dinsmore, which will provide a source of revenue for Davis-Dinsmore. The Board and the independent directors noted that Davis-Dinsmore's operations remain profitable, but that increased expenses in recent years have reduced Davis-Dinsmore's profitability. The Board also noted that increasing the success of the Funds will positively impact Davis-Dinsmore's profitability.

Based on the review of the profitability of Davis-Dinsmore and its financial condition, both the Board and the independent directors concluded that the compensation to be paid by the Company to Davis-Dinsmore under the Advisory Agreements was not excessive.

BENEFITS OF SOFT DOLLARS TO DAVIS-DINSMORE. Both the Board and the independent directors discussed the fact that there are no third-party soft dollar arrangements in effect with respect to the Company. Both the Board and the independent directors recognized that Davis-Dinsmore does receive proprietary research from brokers with whom it executes portfolio transactions on behalf of the Company. This research is used by Davis-Dinsmore in making investment decisions for the Company. Both the Board and the independent directors also considered representations made by Davis-Dinsmore that portfolio transactions received best execution. Because such research ultimately benefits the Company, the Board and the independent directors concluded that it was appropriate to receive proprietary research.

DAVIS-DINSMORE'S FINANCIAL SOUNDNESS IN LIGHT OF THE COMPANY'S NEEDS. Both the Board and the independent directors considered whether Davis-Dinsmore is financially sound and has the resources necessary to perform its obligations under the Advisory Agreements, and concluded that Davis-Dinsmore has the financial resources necessary to fulfill its obligations under the Advisory Agreements.

HISTORICAL RELATIONSHIP BETWEEN THE COMPANY AND DAVIS-DINSMORE. In determining whether to approve the Advisory Agreements for the Company, both the Board and the independent directors also considered the prior relationship between Davis-Dinsmore and the Company, as well as the independent directors' knowledge of Davis-Dinsmore's operations, and concluded

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--------------------------------------------------------------------------------
---------------- Board Approval of Advisory Contract (continued) ---------------


that it was beneficial to maintain the current relationship, in part, because of such knowledge. Both the Board and the independent directors also reviewed the general nature of the non-investment advisory services currently performed by Davis-Dinsmore, such as administrative services, and the fees received by Davis-Dinsmore for performing such services. The Board noted that if the New Advisory Agreement is approved, the Company will enter into the Administrative Services Agreement with Davis-Dinsmore, and such administrative services would be provided pursuant to such agreement. In addition to reviewing such services, both the Board and the independent directors also considered the organizational structure employed by Davis-Dinsmore to provide those services. Based on the review of these and other factors, both the Board and the independent directors concluded that Davis-Dinsmore was qualified to continue to provide non-investment advisory services to the Company, including administrative services, and that Davis-Dinsmore currently is providing satisfactory non-investment advisory services.

OTHER FACTORS AND CURRENT TRENDS. Both the Board and the independent directors considered the culture of compliance and high ethical standards at Davis-Dinsmore, and the efforts historically and currently undertaken by Davis-Dinsmore to engage in best practices. Both the Board and the independent directors noted Davis-Dinsmore's historical adherence to compliance procedures, as well as the Company's investment objectives, policies and restrictions. Both the Board and the independent directors concluded that this commitment to adhere to the highest ethical standards was an important factor in their determination that they should renew the Current Advisory Agreement and approve the New Advisory Agreement for the Company.

BREAKOUT OF ADMINISTRATIVE SERVICES. With respect to the New Advisory Agreement, the Board and the independent directors considered the fact that the administrative services being provided by Davis-Dinsmore under the Current Advisory Agreement were not included in the New Advisory Agreement, and instead are set forth in a new Administrative Services Agreement. When evaluating the new Administrative Services Agreement, the Board and the independent directors considered (i) the additional administrative services provided by Davis-Dinsmore in recent years due to increased regulation, (ii) the additional expenses incurred by Davis-Dinsmore in providing such services, and (iii) that the Company has reimbursed Davis-Dinsmore $25,000 each year (which is the maximum amount permitted to be reimbursed under the Current Advisory Agreement) since 1988 for expenses incurred by the Treasurer's Office in performing administrative services. As a result, the Board and the independent directors concluded (i) that the new Administrative Services Agreement should be structured so that Davis-Dinsmore is not required to seek reimbursement for its costs in providing administrative services but rather be paid fixed compensation in the amount of $25,000 for providing such services, and (ii) that such arrangement was fair and reasonable. In concluding the new Administrative Service Agreement was fair and reasonable, the Board and the independent directors considered, in addition to the factors set forth above, the Company's need for the provision of administrative services, the quality of administrative services provided by Davis-Dinsmore in the past, the amounts to be paid under the Administrative Services Agreement, and how the amounts paid to Davis-Dinsmore under the Administrative Services Agreement impact Davis-Dinsmore's profitability. The Board and the independent directors also considered the fact that in the future, the fees for administrative services could be increased by the Board without shareholder approval. Both the Board and the independent directors concluded that this breakout of administrative services was an important factor in their determination that they should approve the New Advisory Agreement for the Company.
--------------------------------------------------------------------------------
After considering the above factors, the Board concluded that it is in the best interests of the Company and its shareholders to renew the Current Advisory Agreement and approve the New Advisory Agreement.

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--------------------------------------------------------------------------------
Miscellaneous Notes ------------------------------------------------------------


AUTOMATIC DIVIDEND INVESTMENT AND CASH PAYMENT PLAN

The Fund has an Automatic Dividend Investment and Cash Payment Plan (the "Plan"). Any shareholder may elect to join the Plan by sending an application to American Stock Transfer & Trust Company, P.O. Box 922, Church Street Station, NY 10269-0560 (the "Plan Agent"). You may obtain additional information about the Plan by calling the Plan Agent toll free at (800) 937-5449. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker's "street name" and reregistered in your own name. Shareholders should also contact their broker to determine whether shares acquired through participation in the Plan can be transferred to another broker, and thereafter, whether the shareholder can continue to participate in the Plan.

Under the Plan, all dividends and distributions are automatically invested in additional Fund shares. Depending on the circumstances, shares may either be issued by the Fund or acquired through open market purchases at the current market price or net asset value, whichever is lower (but not less than 95% of market price). When the market price is lower, the Plan Agent will combine your dividends with those of other Plan participants and purchase shares in the market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service.

All dividends and distributions made by the Fund (including capital gain distributions and dividends designated as qualified dividend income, which are eligible for taxation at lower rates) remain taxable to Plan participants, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund through open market purchases or through the issuance of new shares. Plan participants will be treated as receiving the cash used to purchase shares on the open market and, in the case of any dividend or distribution made in the form of newly issued shares, will be treated as receiving an amount equal to the fair market value of such shares as of the reinvestment date. Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Plan Agent, to be combined with other Plan monies, for purchase of additional Fund shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Plan Agent in your dividend reinvestment account. You may deposit with the Plan Agent any Bancroft stock certificates you hold, for a one-time fee of $7.50.

At any time, a Plan participant may instruct the Plan Agent to liquidate all or any portion of such Plan participant's account. To do so, a Plan participant must deliver written notice to the Plan Agent prior to the record date of any dividend or distribution requesting either liquidation or a stock certificate. The Plan Agent will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Fund that are subject to liquidation requests in the open market. The amount of proceeds a Plan participant will receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by the Plan Agent for all Plan participants who have given the Plan Agent liquidation requests.

The Plan Agent or the Fund may terminate the Plan for any reason at any time by sending written notice addressed to Plan participant's address as shown on the Plan Agent's records. Following the date of termination, the Plan Agent shall send the Plan participant either the proceeds of liquidation, or a stock certificate or certificates for the full shares held by the Plan Agent in the Plan participant's account. Additionally, a check will be sent for the value of any fractional interest in the Plan participant's account based on the market price of the Fund's Common Stock on that date.


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--------------------------------------------------------------------------------
Miscellaneous Notes (continued) ------------------------------------------------


NOTICE OF PRIVACY POLICY
The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Bancroft shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund's transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our stockholders or former stockholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
--------------------------------------------------------------------------------
FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS
In addition to the semi-annual and annual reports that Bancroft delivers to shareholders and makes available through the Bancroft public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund's first and third fiscal quarters on Form N-Q. Bancroft does not deliver the schedule for the first and third fiscal quarters to shareholders, however the schedule is posted to the Bancroft public website, www.bancroftfund.com. You may obtain the Form N-Q filings by accessing the SEC's website at www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.
--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES/PROXY VOTING RECORD
The Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request, by calling (973) 631-1177, or at our website at www.bancroftfund.com. This information is also available on the SEC's website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge at the above sources.
--------------------------------------------------------------------------------
The Fund is a member of the Closed-End Fund Association (CEFA). Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.
--------------------------------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS
From time to time, brokers with whom the Fund's Adviser, Davis-Dinsmore Management Company, has a pre-existing relationship may request that the Adviser disclose Fund portfolio holdings to such broker in advance of the public disclosure of such portfolio holdings. The Adviser may make such disclosure under the following conditions: (i) the specific purpose of the disclosure is to assist the Adviser in identifying potential investment opportunities for the Funds; (ii) prior to the receipt of nonpublic portfolio holdings, the broker, by means of e-mail or other written communication, shall agree to keep the nonpublic portfolio holdings confidential and not to use the information for the broker's own benefit, except in connection with the above described purpose for which it was disclosed; (iii) the Adviser shall keep written records of its agreement with each broker to which it distributes nonpublic portfolio holdings; and (iv) the Adviser will secure a new agreement with a broker any time the broker directs the nonpublic portfolio holdings to be sent to a new recipient.


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--------------------------------------------------------------------------------
----------------------------------- Directors ----------------------------------


Each director is also a director of Ellsworth Convertible Growth and Income Fund, Inc. (Ellsworth)(a closed-end management investment company). Davis-Dinsmore Management Company (Davis-Dinsmore) is the Fund's investment adviser and is also the investment adviser to Ellsworth. Because of this connection, the Fund and Ellsworth make up a Fund Complex. Therefore, each director oversees two investment companies in the Fund Complex.
--------------------------------------------------------------------------------
Personal                        Principal Occupation(s) During Past Five Years;
Information                     Other Directorship(s)
--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Gordon F. Ahalt                 Retired. Prior to 2001, President of G.F.A. Inc.
  65 Madison Avenue             (a petroleum industry consulting company).
  Suite 550                     Director of Ellsworth and CalDive International
  Morristown, NJ 07960          (a diving service company).
  Term expires 2007
  Director since 1982
  Age 77

--------------------------------------------------------------------------------

William A. Benton               Retired. Prior to 2001, Partner of BE Partners
  65 Madison Avenue             (a small options market maker); Director of
  Suite 550                     Ellsworth.
  Morristown, NJ 07960
  Term expires 2006
  Director since 1994
  Age 72

--------------------------------------------------------------------------------

Elizabeth C. Bogan, Ph.D.       Senior Lecturer in Economics at Princeton
  65 Madison Avenue             University; Director of Ellsworth.
  Suite 550
  Morristown, NJ 07960
  Term expires 2006
  Director since 1990
  Age 61

--------------------------------------------------------------------------------

Donald M. Halsted, Jr.          Retired Business Executive; Director of
  65 Madison Avenue             Ellsworth.
  Suite 550
  Morristown, NJ 07960
  Term expires 2008
  Director since 1970
  Age 78

--------------------------------------------------------------------------------

Duncan O. McKee                 Retired Attorney; Director of Ellsworth.
  65 Madison Avenue
  Suite 550
  Morristown, NJ 07960
  Term expires 2008
  Director since 1996
  Age 74


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--------------------------------------------------------------------------------
----------------------------- Directors (continued) ----------------------------


Personal                        Principal Occupation(s) During Past Five Years;
Information                     Other Directorship(s)
--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)

Robert J. McMullan              Chief Executive Officer and Board member of
  65 Madison Avenue             Control Point Solutions, Inc. (a
  Suite 550                     telecommunications service provider) (2005 to
  Morristown, NJ 07960          present). Trustee of AmSouth Funds (2003 to
  Term expires 2006             2005); Senior Vice President and Chief
  Director since 2004           Financial Officer of Conexant Systems, Inc.
  Age 51                        (formerly, GlobeSpan Virata, Inc.) (a
                                semiconductor manufacturing company) (1998 to
                                2004); Director of Ellsworth and Control Point
                                Solutions, Inc.

--------------------------------------------------------------------------------

Nicolas W. Platt                President of CNC-US (an international consulting
  65 Madison Avenue             company).
  Suite 550
  Morristown, NJ 07960          Prior to January 2003, Senior Partner of Platt &
  Term expires 2007             Rickenbach (a public relations firm). Prior to
  Director since 1997           May 2001, with WPP Group, UK and its
  Age 52                        public relations subsidiaries, Ogilvy Public
                                Relations, Burson-Marsteller and Robinson Lehr
                                Montgomery; Director of Ellsworth.

--------------------------------------------------------------------------------
INTERESTED DIRECTORS

Thomas H. Dinsmore, C.F.A.(1)   Chairman and Chief Executive Officer of the
  65 Madison Avenue             Fund, Ellsworth and Davis-Dinsmore; Director of
  Suite 550                     Ellsworth and Davis-Dinsmore.
  Morristown, NJ 07960
  Term expires 2008
  Director since 1985
  Chairman of the Board since 1996
  Age 52

--------------------------------------------------------------------------------

Jane D. O'Keeffe (1)            President of the Fund, Ellsworth and
  65 Madison Avenue             Davis-Dinsmore; Director of Ellsworth and
  Suite 550                     Davis-Dinsmore.
  Morristown, NJ 07960
  Term expires 2007
  Director since 1995
  Age 50

--------------------------------------------------------------------------------
(1) Mr.Dinsmore and Ms. O'Keeffe are considered interested persons because they are officers and directors of Davis-Dinsmore. They are brother and sister.


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------------------------------ Principal Officers ------------------------------


The business address of each officer is 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Officers are elected by and serve at the pleasure of the Board of Directors. Each officer holds office until the annual meeting to be held in 2006, and thereafter until his or her respective successor is duly elected and qualified.
--------------------------------------------------------------------------------
Personal
Information                     Principal Occupation(s) During Past Five Years
--------------------------------------------------------------------------------
Thomas H. Dinsmore, C.F.A.
  (1,2,3)                       Director, Chairman and Chief Executive Officer
  Director, Chairman and        of the Fund, Ellsworth and Davis-Dinsmore.
  Chief Executive Officer
  Officer since 1984
  Age 52
--------------------------------------------------------------------------------
Jane D. O'Keeffe (1,2,3)        Director and President of the Fund, Ellsworth
  Director and President        and Davis-Dinsmore.
  Officer since 1994
  Age 50
--------------------------------------------------------------------------------
Gary I. Levine                  Executive Vice President and Chief Financial
  Executive Vice President,     Officer of the Fund, Ellsworth and
  Chief Financial Officer and   Davis-Dinsmore since 2004. Secretary of the
  Secretary                     Fund, Ellsworth and Davis-Dinsmore since 2003.
  Officer since 1986            Treasurer of Davis-Dinsmore since 1997. Vice
  Age 48                        President of the Fund, Ellsworth and
                                Davis-Dinsmore from 2002 until 2004. Treasurer
                                of the Fund and Ellsworth from 1993 until 2004.
--------------------------------------------------------------------------------
H. Tucker Lake, Jr. (2,4)       Vice President of the Fund and Ellsworth since
  Vice President                2002, and of Davis-Dinsmore since 1997. Vice
  Officer since 1994            President, Trading, of the Fund and Ellsworth
  Age 58                        from 1994 to 2002.
--------------------------------------------------------------------------------
Germaine M. Ortiz               Vice President of the Fund, Ellsworth and
  Vice President                Davis-Dinsmore.
  Officer since 1996
  Age 36
--------------------------------------------------------------------------------
Mercedes A. Pierre              Vice President and Chief Compliance Officer of
  Vice President and            the Fund, Ellsworth and Davis-Dinsmore since
  Chief Compliance Officer      2004, and Assistant Treasurer from 1998 to 2004.
  Officer since 1998
  Age 44
--------------------------------------------------------------------------------
Joshua P. Lake, C.T.P. (3,4)    Treasurer of the Fund and Ellsworth since 2004.
  Treasurer and Assistant       Assistant Secretary of the Fund, Ellsworth and
  Secretary                     Davis-Dinsmore since 2002. Assistant Treasurer
  Officer since 2002            of Davis-Dinsmore, also since 2002.
  Age 29
--------------------------------------------------------------------------------

(1) Mr. Dinsmore and Ms. O'Keeffe are brother and sister.
(2) Mr. H. Tucker Lake, Jr. is the cousin of Mr. Dinsmore and Ms. O'Keeffe.
(3) Mr. Joshua Lake is the cousin of Mr. Dinsmore and Ms. O'Keeffe.
(4) Mr. H. Tucker Lake, Jr. is the father of Mr. Joshua Lake.

BOARD OF DIRECTORS                       INTERNET

GORDON F. AHALT                          www.bancroftfund.com
WILLIAM A. BENTON                        email: info@bancroftfund.com
ELIZABETH C. BOGAN Ph.D.
THOMAS H. DINSMORE, C.F.A.               INVESTMENT ADVISER
DONALD M. HALSTED, JR.
DUNCAN O. MCKEE                          Davis-Dinsmore Management Company
ROBERT J. MCMULLAN                       65 Madison Avenue, Suite 550
JANE D. O'KEEFFE                         Morristown, NJ 07960
NICOLAS W. PLATT                         (973) 631-1177

OFFICERS                                 SHAREHOLDER SERVICES AND TRANSFER AGENT

THOMAS H. DINSMORE, C.F.A.               American Stock Transfer & Trust Company
CHAIRMAN OF THE BOARD                    59 Maiden Lane
  AND CHIEF EXECUTIVE OFFICER            New York, NY 10038
                                         (800) 937-5449
JANE D. O'KEEFFE                         www.amstock.com
PRESIDENT
                                         COMMON STOCK LISTING
GARY I. LEVINE                           American Stock Exchange Symbol: BCV
EXECUTIVE VICE PRESIDENT,
  CHIEF FINANCIAL OFFICER AND            LEGAL COUNSEL
  SECRETARY                              Ballard Spahr Andrews & Ingersoll LLP

H. TUCKER LAKE, JR.                      INDEPENDENT ACCOUNTANTS
VICE PRESIDENT                           Tait, Weller & Baker LLP

GERMAINE M. ORTIZ
VICE PRESIDENT

MERCEDES A. PIERRE
VICE PRESIDENT AND
  CHIEF COMPLIANCE OFFICER

JOSHUA P. LAKE, C.T.P.
TREASURER AND ASSISTANT SECRETARY

JESSICA K. LAKE
ASSISTANT VICE PRESIDENT

JOANN VENEZIA
ASSISTANT VICE PRESIDENT AND
  ASSISTANT SECRETARY


--------------------------------------------------------------------------------

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of its own Common Stock from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

                         BANCROFT CONVERTIBLE FUND, INC.
                          65 MADISON AVENUE, SUITE 550
                          MORRISTOWN, NEW JERSEY 07960
                              www.bancroftfund.com


                                     [LOGO]
                                    AMERICAN
                                 STOCK EXCHANGE
                                 --------------
                                     LISTED
                                 --------------
                                      BCV

ITEM 2. CODE OF ETHICS.

Effective May 15, 2003, the Board of Directors of the Fund has adopted a code of ethics that applies to the Fund's principal executive officer and principal financial officer. See attached Exhibit EX-99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Effective November 15, 2004, the Board of Directors determined that Director Robert J. McMullan, who is "independent" as such term is used in Form N-CSR, possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Set forth in the table below are the aggregate fees billed to the Company by Tait, Weller & Baker LLP ("Tait Weller") for services rendered to the Company during the Company's last fiscal year ended September 30, 2005, and PricewaterhouseCoopers LLP ("PwC") for the fiscal year ended September 30, 2004.

  Fiscal YE      Audit     Audit-Related                  All Other
 September 30    Fees        Fees (1)     Tax Fees (4)      Fees
-------------   -------    -------------  ------------    ---------
    2004        $34,400      $ 9,785 (2)    $2,500           $0
    2005        $30,000      $10,000 (3)    $2,500           $0

(1) All Audit-Related Fees were pre-approved by the Company's Audit Committee and no Audit-Related Fees were approved by the Company's Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

(2) Includes fees billed to the Company by PWC in connection with its review of the Company's Registration Statement on Form N-2 relating to the Company's Rights Offering in fiscal year 2004.

(3) Includes fees billed to the Company by Tait Weller in connection with the Company's change of accounting practice related to amortization of convertible bond premiums and discounts.

(4) "Tax Fees" include those fees billed by Tait Weller and PWC in connection with their review of the Company's income tax returns for fiscal years 2005 and 2004, respectively. All Tax Fees were pre-approved by the Company's Audit Committee and no Tax Fees were approved by the Company's Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

Non-Audit Services

     During each of the last two fiscal years ended September 30, 2004 and September 30, 2005, PwC and Tait Weller did not provide any non-audit services to the Company or Davis-Dinsmore or its affiliates or otherwise bill the Company or Davis-Dinsmore or its affiliates for any such non-audit services.

Audit Committee Pre-Approval Policies and Procedures

     The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Company by its independent auditors before they are provided to the Company. Such pre-approval also includes the proposed fees to be charged by the independent auditors for such services. The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are "independent," as such term is used in Form N-CSR. Any such member's decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

     The Audit Committee also pre-approves non-audit services to be provided by the Company's independent auditors to the Company's investment adviser if the engagement relates directly to the operations and financial reporting of the Company and if the Company's independent auditors are the same as, or affiliated with, the investment adviser's auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a designated Audit Committee in accordance with
Section 3(a)(58)(A) of the Exchange Act:

WILLIAM A. BENTON

ELIZABETH C. BOGAN, PH.D.

DONALD M. HALSTED, JR.

ROBERT J. MCMULLAN

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


                         Bancroft Convertible Fund, Inc.
               Ellsworth Convertible Growth and Income Fund, Inc.
                        Davis-Dinsmore Management Company
                             Proxy Voting Guidelines

                            (Adopted April 14, 2003)

These proxy voting guidelines have been adopted by the Boards of Directors of Bancroft Convertible Fund, Inc. and Ellsworth Convertible Growth and Income Fund, Inc. (collectively, the "Funds"), as well as by the Board of Directors of Davis-Dinsmore Management Company ("Davis-Dinsmore").

The Boards of Directors of the Funds have delegated to Davis-Dinsmore responsibility for voting proxies received by the Funds in their capacities as shareholders of various companies. The Boards recognize that, due to the nature of the Funds' investments, the Funds do not frequently receive proxies.

Davis-Dinsmore exercises its voting responsibility with the overall goal of maximizing the value of the Funds' investments. The portfolio managers at Davis-Dinsmore oversee the voting policies and decisions for the Funds.
In evaluating voting issues, the portfolio managers may consider information from many sources, including management of a company presenting a proposal, shareholder groups, research analysts, and independent proxy research services.

Set forth below are the proxy voting guidelines:

A.   Matters Related to the Board of Directors

     1. The Funds generally will support the election of nominees recommended by management for election as directors. In determining whether to support a particular nominee, Davis-Dinsmore will consider whether the election of that nominee will cause a company to have less than a majority of independent directors.

     2. The Funds generally will support proposals to de-classify boards of directors if fewer than 66 2/3% of the directors are independent, and will generally vote against proposals to classify boards of directors.

     3. The Funds generally will withhold a vote in favor of a director who has served on a committee which has approved excessive compensation arrangements or proposed equity-based compensation plans that unduly dilute the ownership interests of stockholders.

B.   Matters Related to Independent Auditors

     1. The Funds generally will vote in favor of independent accountants approved by the company. Prior to such vote, however, Davis-Dinsmore will take into consideration whether non-audit fees make up more than 50 to 75% of the total fees paid by the company to the independent auditors, and the nature of the non-audit services provided.

C.   Corporate Governance Matters

     1. As a general rule, the Funds will vote against proposals recommended by management of a company that are being made primarily to implement anti-takeover measures, and will vote in favor of proposals to eliminate policies that are primarily intended to act as anti-takeover measures.

     2. Subject to the other provisions of these guidelines, including without limitation provision C.1. above, the Funds generally will vote in accordance with management's recommendations regarding routine matters, including the following:

          a.   Fixing number of directors;

          b.   Stock splits; and

          c.   Change of state of incorporation for specific corporate purposes.

D.   Matters Related to Equity-Based Compensation Plans

     1. The Fund generally will vote in favor of broad-based stock option plans for executives, employees or directors which would not increase the aggregate number of shares of stock available for grant under all currently active plans to over 10% of the total number of shares outstanding.

     2. The Funds generally will vote in favor of employee stock purchase plans and employee stock ownership plans permitting purchase of company stock at 85% or more of fair market value.

E.   Contested Matters

     1. Contested situations will be evaluated on a case by case basis by the portfolio manager at Davis-Dinsmore principally responsible for the particular portfolio security.

F.   Miscellaneous Matters

     1. The Funds may in their discretion abstain from voting shares that have been recently sold.

     2. The Funds generally will abstain from voting on issues relating to social and/or political responsibility.

     3. Proposals that are not covered by the above-stated guidelines will be evaluated on a case by case basis by the portfolio manager at Davis-Dinsmore principally responsible for the particular portfolio security.


G.   Material Conflicts of Interest

     1. Conflicts of interest may arise from time to time between Davis-Dinsmore and the Funds. Examples of conflicts of interests include:

          a. Davis-Dinsmore may manage a pension plan, administer employee benefit plans, or provide services to a company whose management is soliciting proxies;

          b. Davis-Dinsmore or its officers or directors may have a business or personal relationship with corporate directors, candidates for directorships, or participants in proxy contests;

          c. Davis-Dinsmore may hold a position in a security contrary to shareholder interests.

     2. If a conflict of interest arises with respect to a proxy voting matter, the portfolio manager will promptly notify the Funds' Audit Committee and counsel for independent directors and the proxies will be voted in accordance with direction received from the Audit Committee.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not currently applicable to registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act
(15 U.S.C. 781).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of
Schedule 14A (17 CFR 240.14a-101), or this Item 10 of Form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of November 11, 2005, an evaluation was performed under the supervision and with the participation of the officers of Bancroft Convertible Fund, Inc. (the "Registrant"), including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of November 11, 2005, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
(17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) A code of ethics, effective May 15, 2003, that applies to the Fund's principal executive officer and principal financial officer is attached hereto.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bancroft Convertible Fund, Inc.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: December 27, 2005

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: December 27, 2005

By: /s/Gary I. Levine
    Gary I. Levine
    Chief Financial Officer
    (Principal Financial Officer)

Date: December 27, 2005